[LOGO OF HAZLETT, LEWIS & BIETER, PLLC]



                      CONSENT  OF  INDEPENDENT  AUDITORS


We consent to the incorporation by reference in the Annual Report (Form 10-K) for the year ended June 1, 2002, of our report dated July 11, 2002, with respect to the financial statements of American Consumers, Inc.



                         /s/  HAZLETT,  LEWIS  &  BIETER,  PLLC


Chattanooga,  Tennessee
August  26,  2002


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